Exhibit 10.45

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [ ● ], 2026, is made and entered into by and among VerifyMe, Inc., a Nevada corporation (the “Parent”), and the Persons set forth on Schedule I hereto (collectively, the “Company Holders” and, collectively with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 or Section 5.10 of this Agreement, the “Holders” and each, a “Holder”).

WHEREAS, Parent entered into that certain Agreement and Plan of Merger, dated as of February 11, 2026, (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Parent, Open World Ltd., a Cayman Islands exempted company (the “Company”), and VRME Subsidiary Corp., a Nevada corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, on the date hereof, Merger Sub merged with and into the Company, with the Company continuing on as the surviving entity and a direct, wholly owned subsidiary of Parent, on the terms and conditions set forth therein;

WHEREAS, on the date hereof, pursuant to the Merger Agreement, the Company Holders received shares of common stock, par value $0.001 per share (the “Common Stock”), of Parent; and

WHEREAS, Parent has agreed to grant Company Holders registration rights in respect of the Registrable Securities (as defined below) and to cooperate with each of Company Holders in connection with sales or other dispositions of the Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I DEFINITIONS

1.1       Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Additional Holder” shall have the meaning given in Section 5.10.

“Additional Holder Common Stock” shall have the meaning given in Section 5.10.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of Parent, the Chief Financial Officer of Parent or the Board, after consultation with counsel to Parent, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) Parent has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble hereto.

“Board” shall mean the Board of Directors of Parent.

“Closing” shall have the meaning given in the Merger Agreement.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Recitals hereto.

“Company Holders” shall have the meaning given in the Preamble hereto.

“Demand Eligibility Date” shall mean the date that is twelve (12) months after the Closing Date.

“Demand Request” shall have the meaning given in Section 2.1.1.

“Demanding Holder” shall have the meaning given in Section 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Excluded Registration” shall mean a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) registering an offering of debt that is convertible into equity securities of Parent, or (iv) in connection with a dividend reinvestment plan.

“Form S-1 Shelf” shall mean a Registration Statement for a Shelf Registration on Form S-1.

“Form S-3 Shelf” shall mean a Registration Statement for a Shelf Registration on Form S-3.

“Holder Information” shall have the meaning given in Section 4.1.2.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Joinder” shall have the meaning given in Section 5.10.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Merger Sub” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

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“Parent” shall have the meaning given in the Preamble hereto.

“Permitted Transferees” shall mean any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and Parent and any transferee thereafter, including Section 5.2 of this Agreement.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding shares of Common Stock held by a Holder immediately following the Closing (including any shares of Common Stock distributed or distributable pursuant to the Merger Agreement); (b) any shares of Common Stock issuable upon the exercise of any other equity security of Parent held by a Holder immediately following the Closing (including any shares of Common Stock issuable upon the exercise of any other equity security of Parent distributed or distributable pursuant to the Merger Agreement), (c) any Additional Holder Common Stock; and (d) any shares of Common Stock issued or issuable with respect to any securities referenced in clauses (a), (b) and (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B)(i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by Parent and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no limitation as to volume or manner of sale or the availability of current public information); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including any related Underwritten Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the reasonable documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)       all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(B)       fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)       printing, messenger, telephone and delivery expenses;

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(D)       reasonable fees and disbursements of counsel for Parent;

(E)       reasonable fees and disbursements of all independent registered public accountants of Parent (including any registered public accountants of entities acquired by Parent (including the Company) required to be named in any Registration Statement) incurred specifically in connection with such Registration; and

(F)       in an Underwritten Offering, reasonable and documented fees and expenses of one (1) legal counsel selected by the majority in interest of the Demanding Holders with the approval of Parent (which approval shall not be unreasonably withheld, conditioned or delayed) not to exceed $50,000 in the aggregate for each Registration.

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning given in Section 2.1.5.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf or the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be, as applicable.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Selling Expenses” shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of one counsel to the selling Holders borne and paid by the Company as provided in Section 3.2.

“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of Parent are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.

“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

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ARTICLE II

REGISTRATIONS AND OFFERINGS

2.1	Demand Registration.

2.1.1       Shelf Demand. If at any time after the Demand Eligibility Date, the Parent receives a request (a “Demand Notice”) from Holders (a Holder being in such case, a “Demanding Holder”) of a majority of the Registrable Securities then outstanding that the Parent submit to or file with the Commission a Form S-3 Shelf, if Parent is then eligible to use a Form S-3, or if not so eligible, a Form S-1 Shelf in each case, covering the resale of all or any portion of their Registrable Securities then outstanding (as set forth in the Demand Request) on a delayed or continuous basis, then the Parent shall: (i) within five (5) days after the date of such Demand Request, give notice thereof to all Holders other than the Demanding Holders; and (ii) as soon as practicable, and in any event within thirty (30) days after the date of such Demand Notice, submit or file, as applicable, and thereafter use commercially reasonable efforts to cause such Shelf to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the one hundred twentieth (120th) calendar day following the submission or filing, as applicable, date thereof if the Commission notifies Parent that it will “review” the Registration Statement and (b) the tenth (10th) business day after the date Parent is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included in such Demand Notice (and any such additional Registrable Securities requested to be included by a Holder, other than a Demanding Holder, within ten (10) days of the Demand Notice being provided to such Holder) pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. Parent shall maintain such Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective and available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities subject to such Shelf. In the event Parent files a Form S-1 Shelf, Parent shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after Parent is eligible to use Form S-3. The Holders may demand not more than one (1) Shelf registration pursuant to this Section 2.1.1 during any twelve (12) month period. Parent’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.

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2.1.2       Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities subject to such Shelf are still outstanding, Parent shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all such Registrable Securities, and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, Parent shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if Parent is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities subject to such Shelf. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that Parent is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. Parent’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4. Notwithstanding the foregoing obligations, if the Parent furnishes to Holders requesting a registration pursuant to Section 2.1.1 a certificate signed by the Parent’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Parent and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Parent; (ii) require premature disclosure of material information that the Parent has a bona fide business purpose for preserving as confidential; or (iii) render the Parent unable to comply with requirements under the Securities Act or Exchange Act, then the Parent shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after the request of the Demanding Holders is given; provided, however, that the Parent may not invoke this right more than once in any twelve (12) month period; and provided, further, that the Parent shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

2.1.3       The Parent shall not be obligated to effect, or to take any action to effect, any Shelf pursuant to Section 2.1.1: (i) during the period that is sixty (60) days before the Parent’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Parent-initiated registration; provided that the Parent is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) after the Parent has effected two (2) registrations pursuant to Section 2.1.1. A registration shall not be counted as “effected” for purposes of this Section 2.1.3 until such time as the applicable registration statement has been declared effective by the Commission, unless the Demanding Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to two (2) demand registration statement pursuant to Section 3.2, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1.3; provided that if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Parent from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and such withdrawn registration statement shall not be counted as “effected” for purposes of this Section 2.1.3.

2.1.4        Requests for Underwritten Shelf Takedowns. Subject to Section 3.4 and effective from the Demand Eligibility Date, at any time and from time to time when an effective Shelf is on file with the Commission, a Demanding Holder may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that Parent shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with a total offering price reasonably expected to exceed, in the aggregate, $20,000,000 (the “Minimum Takedown Threshold”), before underwriting discounts and commissions. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to Parent, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Parent shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Holders may demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, Parent may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering. For the avoidance of doubt, Parent shall have no obligation to cooperate in, facilitate or permit any Underwritten Shelf Takedown or other Holder-initiated Underwritten Offering prior to the Demand Eligibility Date.

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2.1.5       Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises Parent, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that Parent desires to sell and all other shares of Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Parent shall include in such Underwritten Offering, before including any shares of Common Stock or other equity securities proposed to be sold by Parent or by other holders of Common Stock or other equity securities, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata (as nearly as practicable) based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities. To facilitate the allocation of Registrable Securities in accordance with the above provisions, Parent or the Underwriters may round the number of shares allocated to any Holder to the nearest 100 Registrable Securities. Parent shall not be required to include any Registrable Securities in such Underwritten Shelf Takedown unless the Holders accept the terms of the underwriting as agreed upon between Parent and its Underwriters.

2.1.6       Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority in interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to Parent and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that a non-withdrawing Holder may elect to have Parent continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the non-withdrawing Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an

Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless such Demanding Holder reimburses Parent for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown); provided that, if a Holder elects to continue an Underwritten Shelf Takedown pursuant to the provision in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by such Holder for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, Parent shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, Parent shall be responsible for the Registration Expenses incurred in connection with such Underwritten Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a withdrawing Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this Section 2.1.6.

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2.2	Piggyback Registration.

2.2.1       Piggyback Rights. If at any time after the Demand Eligibility Date and while any Registrable Securities are outstanding, the Parent or any Holder proposes to conduct a registered offering of, or if Parent proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of Parent (or by Parent and by the stockholders of Parent, including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1), other than an Excluded Registration, then Parent shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than five (5) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, Parent shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of Parent included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Holders shall have no rights under this Section 2.2.1 if the registration statement Parent proposes to file is solely for purposes of a delayed or continuous offering pursuant to Rule 415 under the Securities Act and, at the time of the filing of such registration statement, Parent is in compliance with its obligations under Section 2.1. Notwithstanding anything to the contrary in this Agreement, no Holder shall have any rights under this Section 2.2.1, and Parent shall have no obligation to provide notice of or include any Registrable Securities in, any registration statement or registered offering, to the extent the initial filing, confidential submission, public announcement, launch or commencement of marketing for such registration or offering occurs prior to the Demand Eligibility Date.

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2.2.2       Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises Parent and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other equity securities that Parent desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:

(a)       if the Registration is undertaken for Parent’s account, Parent shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that Parent desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;

(b)       if the Registration is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then Parent shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata (as nearly as practicable), based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that Parent desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and

(c)       if the Registration and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then Parent shall include in any such Registration securities in the priority set forth in Section 2.1.5.

2.2.3       Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Parent and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. Parent (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), Parent shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

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2.3       Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1.5, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.

2.4       Market Stand-off. In connection with any Underwritten Offering of equity securities of Parent, if requested by the managing Underwriters, each Holder that is an executive officer or director of Parent or a Holder of more than five percent (5%) of the outstanding Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any shares of Common Stock or other equity securities of Parent (other than those included in such offering pursuant to this Agreement), without the prior written consent of Parent, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

ARTICLE III

PARENT PROCEDURES

3.1 General Procedures. In connection with any Shelf, Parent shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Parent shall, as soon as reasonably practicable:

3.1.1       prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

3.1.2       prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least ten percent (10%) of the then outstanding number of shares of Common Stock or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Parent or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3       prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

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3.1.4       prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5       cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by Parent are then listed;

3.1.6       provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7       advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8       prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9       notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

3.1.10       in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause Parent’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to Parent, prior to the release or disclosure of any such information;

3.1.11       use commercially reasonable efforts to obtain a “comfort” letter (including a bring- down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from Parent’s independent registered public accountants in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by Parent’s independent registered public accountants and Parent’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating Holders;

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3.1.12       in the event of an Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing Parent for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, provided such participating Holders provide such information to such counsel as is customarily required for purpose of such opinions;

3.1.13       in the event of any Underwritten Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14       make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Parent’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15       if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $20 million with respect to an Underwritten Offering pursuant to Section 2.1.4, use its commercially reasonable efforts to make available senior executives of Parent to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16       otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, Parent shall not be required to provide any documents or information to an Underwriter or broker, sales agent or placement agent if such Underwriter or broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent or placement agent, as applicable.

3.2       Registration Expenses. Unless otherwise provided in this Agreement, the Registration Expenses of all Registrations shall be borne by Parent. It is acknowledged by the Holders that the Holders selling Registrable Securities in any offering shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable and documented fees and expenses of any legal counsel representing the Holders.

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3.3       Requirements for Participation in Registration Statements and Offerings. The Holders of Registrable Securities shall provide such information as may reasonably be requested by Parent, or the managing Underwriter or placement agent or sales agent, if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to ARTICLE II and in connection with Parent’s obligation to comply with federal and applicable state securities laws. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide Parent with its requested Holder Information, Parent may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if Parent determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering or other offering for equity securities of Parent pursuant to a Registration initiated by Parent hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by Parent and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4       Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1       Upon receipt of written notice from Parent that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Parent hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by Parent that the use of the Prospectus may be resumed.

3.4.2       Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require Parent to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to Parent for reasons beyond Parent’s control, or (c) in the good faith judgment of the majority of the Board such Registration, be seriously detrimental to Parent and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, Parent may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by Parent to be necessary for such purpose. In the event Parent exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from Parent that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.3       Subject to Section 3.4.4, (a) during the period starting with the date sixty (60) days prior to Parent’s good faith estimate of the date of the filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a Parent-initiated Registration, and provided that Parent continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and Parent and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, Parent may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4.

3.4.4       The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by Parent, in the aggregate, for not more than ninety (90) consecutive calendar days or more than one hundred and twenty (120) total calendar days in each case, during any twelve (12)-month period.

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3.5       Reporting Obligations. As long as any Holder shall own Registrable Securities, Parent, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Parent after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders upon written request with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. Parent further covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, Parent shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1	Indemnification.

4.1.1       Parent agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto filed pursuant to this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Parent by such Holder expressly for use therein.

4.1.2       In connection with any Registration Statement filed pursuant to this Agreement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to Parent in writing such information and affidavits as Parent reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify Parent, its directors, officers and agents and each person or entity who controls Parent (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of a Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue or alleged untrue statement is contained in (or not contained in, in the case of an omission or alleged omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Parent.

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4.1.3       Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. Parent and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Parent’s or such Holder’s indemnification is unavailable for any reason.

4.1.5       If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.

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ARTICLE V

MISCELLANEOUS

5.1       Notices. Any notice or communication under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in case of this clause (iv), solely to the extent no “bounce back” or similar message is received). Any notice or communication under this Agreement must be addressed, if to Parent, to: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary, and, if to any Holder, at such Holder’s address, electronic mail address or facsimile number as set forth in Parent’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto.

5.2       Assignment; No Third-Party Beneficiaries.

5.2.1       This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part without the prior written consent of the other parties hereto.

5.2.2       Subject to Section 5.2.4 and Section 5.2.5, this Agreement and the rights, duties and obligations of a Holder hereunder may be assigned in whole or in part to such Holder’s Permitted Transferees; provided that, with respect to the Company Holders, the rights hereunder that are personal to such Holders may not be assigned or delegated in whole or in part, except that (x) each of the Holders shall be permitted to transfer its rights hereunder as a Holder to one or more affiliates or any direct or indirect partners, members or equity holders of such Holder (it being understood that no such transfer shall reduce any rights of such Holder or such transferees).

5.2.3       This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4       This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2.

5.2.5       No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Parent unless it is permitted under Section 5.2.2 and until Parent shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Parent, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void, ab initio.

5.3       Counterparts. This Agreement may be executed (including by electronic signature) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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5.4       Governing Law; Venue. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions herein, shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

5.5       TRIAL BY JURY. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS.

5.6       Amendments and Modifications. Upon the written consent of (a) Parent and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of each Holder so long as such Holder and its affiliates hold, in the aggregate, at least ten percent (10%) of the outstanding shares of Common Stock of Parent; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of Parent, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or Parent and any other party hereto or any failure or delay on the part of a Holder or Parent in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or Parent. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.7       Other Registration Rights. Parent represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require Parent to register any securities of Parent for sale or to include such securities of Parent in any Registration Statement filed by Parent for the sale of securities for its own account or for the account of any other person or entity. Further, Parent represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.8       Term. This Agreement shall terminate on the earlier of (a) the third anniversary of the date of this Agreement and (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.9       Holder Information. Each Holder agrees, if requested in writing, to represent to Parent the total number of Registrable Securities held by such Holder in order for Parent to make determinations hereunder.

5.10       Additional Holders; Joinder. In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, Parent may make any person or entity who has or acquires Common Stock or rights to acquire Common Stock after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Common Stock of Parent then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Common Stock”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Common Stock.

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5.11       Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

5.12       Entire Agreement; Restatement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARENT:

VERIFYME, INC., a Nevada corporation

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

[ ● ]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Registration Rights Agreement, dated as of [ ● ], 2026 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among VerifyMe, Inc., a Nevada corporation (the “Parent”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.

By executing and delivering this Joinder to Parent, and upon acceptance hereof by Parent upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein; provided, however, that the undersigned and its permitted assigns (if any) shall not have any rights as Holders, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections.

For purposes of this Joinder, “Excluded Sections” shall mean [                                 ].

Accordingly, the undersigned has executed and delivered this Joinder as of the          day of                           , 20       .

Signature of Stockholder

Print Name of Stockholder

Its:

Address:

Agreed and Accepted as of

, 20

[______].

By:

Name:

Its:

A-1

SCHEDULE I

Company Holders
[ ● ]

[Schedule I to Registration Rights Agreement]